                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                           -------------------------------

                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 28, 1998

                                --------------------

                             BARRINGER LABORATORIES, INC.
                    ----------------------------------------------
                (Exact name of registrant as specified in its charter)

                                       DELAWARE
                  --------------------------------------------------
                    (State or other jurisdiction of incorporation)

                  0-8241                                  84-0951626
     -----------------------------------       ---------------------------------
          (Commission File Number)             (IRS Employer Identification No.)

        15000 West 6th Avenue, Suite 300, Golden, CO        80401-5047
     -------------------------------------------------   ---------------
          (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code:  303/277-1687

                                    Not Applicable
                      ------------------------------------------
            (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On or about December 28, 1998, the Company entered into subscription agreements and registration rights agreements with the parties identified on
Exhibit 1 to this Form 8-K. The registration rights agreement is attached hereto as Exhibit 2. These agreements were entered into in connection with the offer and sale of 3,055,552 shares (collectively, "Shares") of the Company's common stock in a private placement to the parties identified on
Exhibit 1, for a collective purchase price of $550,000. The purchase price per Share was $0.18. Prior to December 28, 1998, bid and asked prices of the Company's common stock were $.22 bid and $.28 asked, and the last trade occurred on or about December 17, 1998 at $.25 per Share. Because of the difference between the issuance price and the most recent trading price, the Company expects to incur a fourth quarter charge in the range of $110,000 in compensation expense (a non-cash charge).

     Prior to issuance of the Shares, there were 3,257,312 shares of common stock issued and outstanding. Following issuance of the Shares, the number of issued and outstanding shares of common stock is now 6,312,864.

     Prior to the issuance of the Shares, the only persons known to the Company who own or control 5% or more of the Company's common stock were as follows:


Name of Beneficial Owner      Number of Shares         Percent of Class
------------------------      ----------------         ----------------
R. Scott Asen                    1,064,564(1)                  32.7%

John P. Holmes, III                247,969(2)                   7.6

J. Francis Lavelle                 641,302(3)                  19.7

NMB Investment Group               250,000                      7.7

AB Associates LP                   250,000(4)                   7.7

-----------
(1) Includes shares of the Company's common stock held by the following accounts which Mr. Asen manages. He disclaims beneficial ownership of all shares in the named accounts.


     Name                         Number of Shares in Account
     ----                         ---------------------------
     Dean Witter Reynolds
     C/F David V. Foster
     Rollover dated 2/17/95                   22,480

     Asen and Co., Inc. FBO
     SDFJ, Inc.                               42,054

     Victoria Street                          22,480

     AB Associates LP                        250,000

     Woodmere Coast Investments               33,333

     Nicole Miller and Kim Taipale            16,666

(2) Includes 50,469 of the Company's warrants. Each warrant entitles Mr. Holmes to purchase one share of the Company's common stock upon an average payment of $1.11. Each warrant is exercisable for a period of five years after date of issue.

(3) Includes 50,469 of the Company's warrants. Each warrant entitles Mr. Lavelle to purchase one share of the Company's common stock upon an average payment of $1.11. Each warrant is exercisable for a period of five years after date of issue.

(4) These shares are also listed as beneficially owned by Mr. Asen, as he manages this account. He disclaims beneficial ownership of the shares in the account.

     Following the issuance of the Shares, the only persons known to the Company who own or control 5% or more of the Company's common stock were as follows:


Name of Beneficial Owner      Number of Shares         Percent of Class
------------------------      ----------------         ----------------
R. Scott Asen                    2,439,558(1)                 35.5%

J. Francis Lavelle               1,474,635(2)                 23.4

J. Graham Russell                  333,333                     5.3

NMB Investment Group               472,000                     7.5

AB Associates LP                   472,000(3)                  7.5

-----------
(1) Includes shares of the Company's common stock held by the following accounts which Mr. Asen manages. He disclaims beneficial ownership of all shares in the named accounts.


     Name                         Number of Shares in Account
     ----                         ---------------------------
     Dean Witter Reynolds
     C/F David V. Foster
     Rollover dated 2/17/95                   50,257

     Asen and Co., Inc. FBO
     SDFJ, Inc.                              125,387

     Victoria Street                          22,480

     AB Associates LP                        472,000

     Woodmere Coast Investments              116,660

     Nicole Miller and Kim Taipale            72,221

(2) Includes 50,469 of the Company's warrants. Each warrant entitles Mr. Lavelle to purchase one share of the Company's common stock upon an average payment of $1.11.

(3) These shares are also listed as beneficially owned by Mr. Asen, as he manages this account. He disclaims beneficial ownership of the shares in the account.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed herewith:


Name of Exhibit                                                      Exhibit No.
---------------                                                      -----------
List of persons to whom Shares were issued                               99.1

Registration Rights Agreement, with execution in counterparts            99.2



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



     Dated: January 11, 1999

                                       BARRINGER LABORATORIES, INC.


                                       By: /s/ J. Graham Russell
                                           --------------------------------
                                           J. Graham Russell, President